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CUSIP No. 65373J209                                                  Page 1 of 2


                                    Exhibit 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree, as of February 20, 2007, that only one statement containing the information required by Schedule 13G, and each amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock of Nicholas Financial, Inc., and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is filed on behalf of each of the undersigned.


                                              MIDWOOD CAPITAL PARTNERS, L.P.

                                              By: Midwood Capital Management LLC
                                                       General Partner

                                              By: /s/ David E. Cohen
                                              ----------------------------------
                                              David E. Cohen
                                              Manager



                                              MIDWOOD CAPITAL
                                              PARTNERS QP, L.P.

                                              By: Midwood Capital Management LLC
                                                       General Partner

                                              By: /s/ David E. Cohen
                                              ----------------------------------
                                              David E. Cohen
                                              Manager



                                              MIDWOOD CAPITAL
                                              MANAGEMENT LLC

                                              By: /s/ David E. Cohen
                                              ----------------------------------
                                              David E. Cohen
                                              Manager



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CUSIP No. 65373J209                                                  Page 2 of 2


                                              DAVID E. COHEN

                                              /s/ David E. Cohen
                                              ----------------------------------
                                              David E. Cohen



                                              ROSS D. DEMONT

                                              /s/ Ross D. DeMont
                                              ----------------------------------
                                              Ross D. DeMont